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                                                                    EXHIBIT 10.7



                                   AMENDMENT


         AMENDMENT (this "Amendment") dated as of September 30, 1998 between MBNA CORPORATION, a Maryland corporation (the "Company"), and THE BANK OF NEW YORK, a New York corporation (the "Bank").


                              W I T N E S S E T H:


         WHEREAS, the Company and the Bank are parties to a certain Credit Agreement dated as of October 5, 1994, as amended October 5, 1994, as of October 4, 1995, as of June 28, 1996, as of October 2, 1996, as of October 1, 1997 and as of March 9, 1998 (the "Credit Agreement"); and

         WHEREAS, the Company and the Bank desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 1. All capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

                 2. As used in the Credit Agreement, each reference to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and as the same may from time to time be further amended, supplemented or otherwise modified.

                 3. The definition of "Termination Date" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                          "'Termination Date' shall mean the earlier to occur
of:

                          (a) September 29, 1999 (or any later date agreed to between the Bank and the Company as specified in Section 2.01(b)); and

                          (b) the date on which the Commitment shall terminate in accordance with the provisions of this Agreement."





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                 4.       The Company represents and warrants to the Bank as
follows:

                          (a) The Company has all requisite power and authority to execute and deliver this Amendment and to incur the obligations provided for in this Amendment and in the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement"), which execution, delivery and incurrence have been duly authorized by all necessary and proper action. Except for the consents and approvals previously delivered to the Bank, no consent or approval or the taking of any other action (including, without limitation, of or by shareholders or of or by any governmental department, commission, board, bureau, instrumentality or agency) is required as a condition to the execution, delivery, performance, validity or enforceability of this Amendment or the Amended Credit Agreement.

                          (b) This Amendment has been duly executed and delivered by the Company. Each of this Amendment and the Amended Credit Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by equitable principles relating to enforceability.

                          (c) The execution, delivery and performance by the Company of this Amendment and of the Amended Credit Agreement do not (i) violate any provision of the Company's Organization Documents,
         (ii) violate any order, decree or judgment, or any provision of any statute, rule or regulation, (iii) violate or conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any Contractual Obligation to which the Company is a party, or (iv) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of the Company.

                          (d) All of the representations and warranties set forth in the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on the date hereof.

                          (e) As of the date hereof, there exists no Default or Event of Default which has occurred and is continuing.

                 5. Simultaneously with the execution and delivery of this Amendment, the Company will execute and deliver to the Bank (a) a certificate of the Secretary or an Assistant Secretary of the Company (the "Certificate") which states that attached thereto or set forth therein is a true and correct copy of all action taken by the Company (which action has not been modified, amended or rescinded and is in full force and effect) to authorize the execution, delivery and performance by the Company of this Amendment (including, without limitation, the extension of the Termination Date effected by this Amendment) and the performance of the





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Amended Credit Agreement and (b) a favorable written opinion of John W.
Scheflen, General Counsel of the Company, dated the date of this Amendment and in the form of Annex 1 attached to this Amendment (the "Opinion").

                 6. The amendments of the Credit Agreement set forth in this Amendment are limited precisely as written, and, except as expressly amended by this Amendment, nothing contained in this Amendment shall be deemed
(a) to be a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), (b) to prejudice any right or rights which the Bank may have under the Credit Agreement, or (c) to entitle the Company to a waiver, amendment, modification or other change of any term, condition or provision of the Credit Agreement (or a consent to any such waiver, amendment, modification or other change), or to a consent, in similar or different circumstances.

                 7. Except as expressly amended by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect.

                 8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 9. This Amendment may be executed in two or more counterparts, each of which shall constitute but one instrument, and shall be effective as of September 30, 1998 when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall be delivered to the Bank, together with the Certificate and the Opinion.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.


                                           MBNA CORPORATION



                                           By:
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                                              Name:
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                                              Title:
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                                           THE BANK OF NEW YORK


                                           By:
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                                              Name:
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                                              Title:
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